                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                       DATE OF REPORT: SEPTEMBER 16, 2003

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


   Maryland                       0-2525                       31-0724920
---------------        ---------------------------             ----------
(STATE OR OTHER           (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                       ---------------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              ---------------------




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ITEM 9.  REGULATION FD DISCLOSURE

On September 16, 2003, Huntington Bancshares Incorporated's management made an investor presentation in New York City. The presentation coincided with the 20th anniversary of Huntington's listing on NASDAQ on September 20, 1983. The presentation was held at NASDAQ's MarketSite at 43rd and Broadway in New York. Due to space constraints, on-site attendance was by invitation, however, the entire event was accessible to the public via a live, listen-only Internet Webcast. The presentation began at noon (EDT) and concluded at 5:00 p.m. (EDT).

A replay of the webcast, slides for viewing and printing, and a copy of the agenda are all accessible through the Investor Relations section of Huntington's Web site at www.huntington.com.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HUNTINGTON BANCSHARES INCORPORATED



Date:  September 17, 2003     By:  /s/ Michael J. McMennamin
                                   --------------------------------------------
                                   Michael J. McMennamin, Vice Chairman,
                                   Chief Financial Officer, and Treasurer